UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement	☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12
CIMPRESS N.V.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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CIMPRESS N.V.
Hudsonweg 8
5928 LW Venlo
The Netherlands

SUPPLEMENT TO PROXY STATEMENT FOR EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 25, 2018

Cimpress N.V. will hold an Extraordinary General Meeting of Shareholders, which we refer to in this supplement as the meeting, at 10:00 a.m. Central European Time on Wednesday, April 25, 2018 at the offices of Stibbe, Beethovenplein 10, 1077 WM Amsterdam, the Netherlands. On April 3, 2018, Cimpress mailed a definitive proxy statement dated March 30, 2018, which we refer to as the proxy statement, to its shareholders of record at the close of business on March 28, 2018, who are entitled to vote at the meeting.

THE PROXY STATEMENT CONTAINS IMPORTANT ADDITIONAL INFORMATION REGARDING THE MEETING, AND THIS SUPPLEMENT SHOULD BE READ TOGETHER WITH THE PROXY STATEMENT.

As described in more detail in the proxy statement, in connection with the conversion of our Dutch statutory financial statements to International Financial Reporting Standards, we are using an election that allows us to step up our subsidiaries to their fair value which creates a corresponding legal revaluation reserve within equity in our Dutch statutory financial statements. By increasing then decreasing the nominal value of our ordinary shares and preferred shares as described in the proxy statement and this supplement, we would move a portion of the newly established revaluation reserve to another category of equity that we can use for corporate purposes including share repurchases (referred to as distributable reserves). This proposed movement to distributable reserves is intended to give us flexibility to allocate our capital in the future (starting with the adoption of our Dutch statutory financial statements at our next Annual General Meeting) to repurchase our ordinary shares in connection with the obligations under our equity compensation plans and, if so desired, for other valid corporate purposes. Without this we will be limited in our ability to repurchase shares over the next several years.

To accomplish this movement of revaluation reserve to distributable reserves on our Dutch balance sheet, we are asking our shareholders to approve two amendments to Cimpress’ articles of association to increase and then immediately decrease the nominal value of our ordinary shares and preferred shares (which is currently EUR 0.01 per share). Since we mailed the proxy statement to shareholders, we have conducted further financial analysis of this transaction and have decided that it would be in the best interests of Cimpress and its shareholders to reduce the amount of legal revaluation reserve being transferred to distributable reserves from EUR 849,874,489 to EUR 700,000,357. Reducing the amount of revaluation reserve being transferred to distributable reserves requires us to make corresponding changes to our authorized capital and the nominal value of our ordinary shares and preferred shares.

In the proxy statement, we asked shareholders to approve two amendments to our articles of association: to increase our authorized capital from EUR 2,000,000 to EUR 3,858,000,000 and increase the nominal value of each ordinary share and each preferred share from EUR 0.01 to EUR 19.29, and then to immediately decrease our authorized capital back to EUR 2,000,000 and our nominal value per share back to EUR 0.01. Because we reduced the amount of revaluation reserve we seek to transfer to distributable reserves, we also reduced the amount of the increases to our authorized capital and nominal value per share. Accordingly, we have revised the two amendments to our articles of association that we are asking shareholders to approve at the meeting to reflect the new, lower numbers. As revised, the matters to be acted upon at the meeting are:

(1) Approve a first amendment to article 4.1 of our articles of association to increase our authorized capital from EUR 2,000,000 to EUR 3,178,000,000 and increase the nominal value of each ordinary share and each preferred share from EUR 0.01 to EUR 15.89;

(2) Approve a second amendment to article 4.1 of our articles of association to decrease our authorized capital from EUR 3,178,000,000 to EUR 2,000,000 and decrease the nominal value of each ordinary share and each preferred share from EUR 15.89 to EUR 0.01; and

(3) Transact other business, if any, that may properly come before the meeting or any adjournment of the meeting.

The text of the revised deeds of amendment effecting each of the first two proposals above are attached as Appendix A and Appendix B to this supplement and are also available for inspection by our shareholders at Cimpress’ offices and on our website (http://proxy.ir.CIMPRESS.com).

Our Management Board and Supervisory Board have no knowledge of any other business to be transacted at the extraordinary general meeting.

VOTING MATTERS

In connection with the above-described changes, we are distributing a new proxy card clarifying the changes to the nominal share values described in Proposals 1 and 2. HOWEVER, IF YOU HAVE ALREADY VOTED AND DO NOT WISH TO CHANGE YOUR VOTE, YOU DO NOT NEED TO DO ANYTHING. YOUR VOTE WILL BE TABULATED AT THE EXTRAORDINARY GENERAL MEETING AS YOU INSTRUCTED. If you have not yet submitted your proxy or provided your voting instructions, please follow the instructions under below “How to vote.” If you wish to revoke or change your vote, please follow the instructions below under “How to revoke or change your vote if you wish to do so."

How to vote:

If you are a holder of record and your shares are not held in “street name” by a bank or brokerage firm, you may vote by completing and signing the proxy card that accompanies this supplement and promptly mailing it in the enclosed postage-prepaid envelope. For your vote to be counted at the meeting, our transfer agent, Computershare Trust Company, Inc., must receive your proxy no later than 4:00 p.m. Eastern Standard Time on Tuesday, April 24, 2018.

If the shares you own are held in street name by a bank or brokerage firm, then your bank or brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. In order to vote your shares, you will need to follow the directions your bank or brokerage firm provides to you. Many banks and brokerage firms offer the option of voting by mail, over the Internet, or by telephone, which will be explained in the voting instruction form you receive from your bank or brokerage firm.

If you are a record holder and attend the meeting in person, then you may also vote in person. If you hold your shares in street name and wish to attend the meeting and vote in person, then you must bring with you to the meeting an account statement or letter from your bank or brokerage firm showing that you are the beneficial owner of the shares as of the record date and a legal proxy from the holder of record, i.e., your bank or brokerage firm.

How to revoke or change your vote if you wish to do so:

If your shares are held in street name by a bank or brokerage firm and you wish to revoke or change your voting instructions, then you must follow the directions you receive from your bank or brokerage firm. If you are a holder of record and your shares are not held in street name, then you can revoke your proxy or change your vote by doing any one of the following things:

•
signing another proxy card with a later date and delivering the new proxy card to our General Counsel at the offices of our subsidiary Cimpress USA Incorporated, 275 Wyman Street, Waltham, MA 02451 USA no later than 4:00 p.m. Eastern Standard Time on Tuesday, April 24, 2018;

•	delivering to our General Counsel written notice no later than 4:00 p.m. Eastern Standard Time on Tuesday, April 24, 2018 that you want to revoke your proxy; or

•	voting in person at the meeting.

Your attendance at the meeting alone will not revoke your proxy.

Important Additional Information and Where To Find It
Promptly after filing a definitive proxy statement with the United States Securities and Exchange Commission ("SEC") relating to the Extraordinary General Meeting of Shareholders to be held on April 25, 2018, Cimpress mailed the proxy statement and a proxy card to each shareholder entitled to vote at the meeting. Before making any voting decision, Cimpress shareholders are urged to read the proxy statement (including any amendments or supplements thereto) and any other relevant documents that Cimpress files with the SEC, when they become available, because they will contain important information. Shareholders will be able to obtain, free of charge, copies of the proxy statement, this supplement, and any other documents filed by Cimpress with the SEC in connection with the meeting at the SEC’s website at www.sec.gov, at the Investor Relations section of Cimpress’ corporate website at www.cimpress.com, by writing to Investor Relations, Cimpress, 275 Wyman Street, Waltham, MA 02451, by calling Cimpress’ Investor Relations at (781) 652-6480, or by emailing ir@cimpress.com.

APPENDIX A
Nominal Capital Increase Amendment

To help our shareholders understand the revisions to the Nominal Capital Increase Amendment to our articles of association, we have marked the below against the original version we filed with the proxy statement to show the changes:

Draft

DEED OF AMENDMENT OF
THE ARTICLES OF ASSOCIATION
CIMPRESS N.V.
(informal translation) This is a translation into English of the official Dutch version of the deed of amendment of the articles of association (akte van statutenwijziging). In the event of a conflict between the English and Dutch texts, the Dutch text shall prevail.

Today,
appeared before me, [Manon Anna Justina Cremers, civil law notary in Amsterdam]:
[__]
The appearing person declared as follows:

•
the articles of association of Cimpress N.V., a public limited company (naamloze vennootschap) having its seat in Venlo, its address at Hudsonweg 8, 5928 LW Venlo and registered in the trade register under number 14117527 (the "company"), were lastly amended by deed executed on the fourteenth of January two thousand and fifteen before M.A.J. Cremers, civil law notary in Amsterdam;

•	the general meeting of the company resolved to amend the articles of association of the company partially;

•	furthermore, it was decided to authorize the appearing person to effect such amendment of the articles of association; and

•	that these resolutions are evidenced by a copy of [an extract of] the minutes of the relevant meeting to be attached to this deed.
Subsequently, the appearing person declared to amend the articles of association of the company partially, in pursuance of the referred resolutions, so:
Article 4 paragraph 1 will read as follows:

1.
The company's authorized capital amounts to three billion one hundred and seventy-eight million euros (EUR 3,178,000,000) and is divided into one hundred million (100,000,000) ordinary shares and one hundred million (100,000,000) preferred shares, each share with a nominal value of fifteen euros and eighty-nine cents (EUR 15.89).

Final statement
Finally, the appearing person declared that upon the current amendment of the articles of association taking effect the issued and paid-up capital will amount to seven hundred million four hundred and forty-one thousand one hundred and sixty-three euros and three cents (EUR 700,441,163.03).
The increase in the nominal value of the issued ordinary shares is paid-up by converting part of the revaluation reserve in the amount of seven hundred million three hundred and fifty-six euros and seventy-six cents

(EUR 700,000,356.76) into nominal share capital in accordance with section 2:390 (2) of the Dutch Civil Code.
Final clause
This deed was executed in [Amsterdam] today.
The substance of this deed was stated and explained to the appearing person.
The appearing person declared not to require a full reading of the deed, to have taken note of the contents of this deed and to consent to it.
Subsequently, this deed was read out in a limited form, and immediately thereafter signed by the appearing person and myself, civil law notary, at

APPENDIX B

Nominal Capital Decrease Amendment

To help our shareholders understand the revisions to the Nominal Capital Decrease Amendment to our articles of association, we have marked the below against the original version we filed with the proxy statement to show the changes:

Draft

DEED OF AMENDMENT OF
THE ARTICLES OF ASSOCIATION
CIMPRESS N.V.
(informal translation) This is a translation into English of the official Dutch version of the deed of amendment of the articles of association (akte van statutenwijziging). In the event of a conflict between the English and Dutch texts, the Dutch text shall prevail.

Today,
appeared before me, [Manon Anna Justina Cremers, civil law notary in Amsterdam]:
[__].
The appearing person declared as follows:

•
the articles of association of Cimpress N.V., a public limited company (naamloze vennootschap) having its seat in Venlo, its address at Hudsonweg 8, 5928 LW Venlo and registered in the trade register under number 14117527 (the "company"), were lastly amended by deed executed today before [M.A.J. Cremers, civil law notary in Amsterdam];

•
the general meeting of the company resolved to amend the articles of association of the company partially, which amendment includes a decrease of the nominal value of the ordinary shares and preferred shares in the capital of the company;

•	furthermore, it was decided to authorize the appearing person to effect such amendment of the articles of association;

•	that these resolutions are evidenced by a copy of [an extract of] the minutes of the relevant meeting to be attached to this deed;

•	that the resolution to decease the capital of the company has been filed with the trade register where the company is registered on [__];

•	that the filing has been announced in the Dutch national newspaper [__] on [__];

•	that the trade register where the company is registered confirmed in writing that the resolution to decrease the company's capital has been open for inspection by the public since [__]; and

•	the court clerk of the district court Limburg issued a statement evidencing that no creditors of the company have filed objections to the contemplated capital decrease.
Subsequently, the appearing person declared to amend the articles of association of the company partially, in pursuance of the referred resolutions, so:
Article 4 paragraph 1 will read as follows:

1.
The company's authorized capital amounts to two million (2,000,000) and is divided into one hundred million (100,000,000) ordinary shares and one hundred million (100,000,000) preferred shares, each share with a nominal value of one eurocent (EUR 0.01).

Final statement
Finally, the appearing person declared that immediately prior to the current amendment of the articles of association taking effect, the issued and paid-up capital amounted to seven hundred million four hundred and forty-one thousand one hundred and sixty-three euros and three cents (EUR 700,441,163.03), consisting of forty-four million eighty thousand six hundred and twenty-seven (44,080,627) ordinary shares, each with a nominal value of fifteen euros and eighty-nine cents (EUR 15.89).
Upon the current amendment of the articles of association taking effect, the issued and paid-up capital will amount to four hundred and forty thousand eight hundred and six euros and twenty-seven cents (EUR 440,806.27) consisting of forty-four million eighty thousand six hundred and twenty-seven (44,080,627) ordinary shares, each with a nominal value of one eurocent (EUR 0.01).
The aggregate amount of the decrease of the nominal value of the issued ordinary shares amounts to seven hundred million three hundred and fifty-six euros and seventy-six cents (EUR 700,000,356.76); this amount is allocated to the share premium reserve of the company.
Final clause
This deed was executed in [Amsterdam] today.
The substance of this deed was stated and explained to the appearing person.
The appearing person declared not to require a full reading of the deed, to have taken note of the contents of this deed and to consent to it.
Subsequently, this deed was read out in a limited form, and immediately thereafter signed by the appearing person and myself, civil law notary, at

APPENDIX C

Form of Proxy

Proxy — CIMPRESS N.V.

THIS PROXY IS SOLICITED ON BEHALF OF THE MANAGEMENT BOARD

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS – APRIL 25, 2018

The undersigned, revoking all prior proxies, hereby appoints Robert Keane, Sean Quinn and Kathryn Leach, and each of them with full power of substitution, as proxies to represent and vote as designated hereon all ordinary shares of Cimpress N.V. (the "Company") that the undersigned would be entitled to vote if personally present at the Extraordinary General Meeting of Shareholders of the Company on Wednesday, April 25, 2018, at the offices of Stibbe N.V., Beethovenplein 10, 1077 WM, Amsterdam, the Netherlands commencing at 10:00 a.m. Central European Time and any adjournments thereof.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

ATTENDANCE OF THE UNDERSIGNED AT THE EXTRAORDINARY GENERAL MEETING OR ANY ADJOURNMENTS THEREOF WILL NOT BE DEEMED TO REVOKE THIS PROXY UNLESS THE UNDERSIGNED REVOKES THIS PROXY IN WRITING, SIGNS AND DELIVERS A PROXY WITH A LATER DATE, OR VOTES IN PERSON AT THE MEETING.

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Extraordinary General Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.   /   /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

CIMPRESS N.V.

IMPORTANT EXTRAORDINARY MEETING INFORMATION

[name]
[address]

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.
[X]

Extraordinary General Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

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Proposals - The Supervisory Board and Management Board recommend that you vote FOR proposals 1 and 2.

For	Against	Abstain
1. Approve a first amendment to article 4.1 of our articles of association to increase our authorized capital from EUR 2,000,000 to EUR 3,178,000,000 and increase the nominal value of each ordinary share and each preferred share from EUR 0.01 to EUR 15.89.
[ ]	[ ]	[ ]

2. Approve a second amendment to article 4.1 of our articles of association to decrease our authorized capital from EUR 3,178,000,000 to EUR 2,000,000 and decrease the nominal value of each ordinary share and each preferred share from EUR 15.89 to EUR 0.01.
[ ]	[ ]	[ ]